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                                                                   EXHIBIT 10.14

                                  BALLOON NOTE

         FOR VALUE RECEIVED, the undersigned promise to pay to the order of GRAY PRODUCTION TRUST, the sum of ELEVEN THOUSAND FIVE HUNDRED FIFTY ($11550.00), Dollars, with annual interest of 8% on any unpaid balance.

         This note shall be paid in 1 installment of $11550.00 each with a first payment three years from date hereof, provided the entire principal balance and any accrued but unpaid interest shall be fully paid on or before 1 Feb, 2002. This note may be prepaid without penalty. All payments shall be first applied to earned interest and the balance to principal.

         This note shall be due and payable upon demand of any holder hereof should any payment due hereunder not be made within 10 days of its due date. All parties to this note waive presentment, demand and protest, and all notices thereto. In the event of default, the undersigned agree to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. The undersigned shall be jointly and severally liable under this note.

         Signed under seal this 1 day of FEB. 1999.


In the presence of:                                        SIMPCO, INC.

   /s/ Richard C. Smith                                    by /s/ B. Walker
   -----------------------                                    ------------------
                                                           Maker  PRESIDENT


                      SECURITY FOR NOTE IS EQUIPMENT LISTED
                             ON ATTACHED EXHIBIT "A"


                                                                  Form 207A
                                                                  Update #3.1989
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GRAY PRODUCTION TRUST 1 FEBRUARY 99                                  $17,100.00          $40,000.00                     $11,550.00
EQUIPMENT -- SOLD SIMPCO ON LONG TERM NOTE.


                                                                        TOTAL               TOTAL                          TOTAL
                                                             USED       USED       NEW       NEW       SOLD
                                                             UNIT       MKT.       UNIT      REP.      UNIT      QTY.      PRICE


OLNEY 505 KNOX LOCATION JANUARY 1999

Mobil office building                                        1500       1500                5000       1000        1      1,000.00

Yankee yellow trailer                                                   3000                5000                          1,000.00

One 2 ton 1980 GMC winch truck, with Chevrolet C65 Cab       1500       1500       1500     1500                            500.00

8Nford tractor with brush hog and box                                   4500                4500                          3,000.00

1977 Chev Water truck with 40' 2" hoses and jagger pump                  500                1000                            500.00
and 1 1/2 FMC pump on bottom                                             100                1500                             50.00

1963 Intl 1600 two ton winch truck with blocks and
good line, and new winch                                                                                                    500.00
With cups of 4 1/2 swab cups                                            1000                1500

1977 (or so) GMC pulling machine - fully tooled
with 1400' sand line                                                    5000               20000                          5,000.00
All tools in barn
Tubing swab & casing swab laying on base of Cyclone unit


BALANCE DUE GRAY PRODUCTION TRUST                                    $17,100.00          $40,000.00                     $11,550.00
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